Exhibit 99.1

Cohu, Inc. 2005 Equity Incentive Plan, incorporated herein by reference from the Cohu, Inc. Definitive Proxy Statement for the 2005 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on March 30, 2005.